CONVERTIBLE NOTE AND WARRANT
                               PURCHASE AGREEMENT

                                 RAPIDTRON, INC.


This Convertible Note and Warrant Purchase Agreement (the "AGREEMENT") is made effective as of the 8th day of September, 2005 (the "EFFECTIVE DATE") by and among:

     RAPIDTRON, INC., a Nevada corporation, of 3151 Airway Ave., Bldg. Q, Costa Mesa, CA 92626 (the "COMPANY"); and

     CERES FINANCIAL LIMITED, a BVI company, of Walkers Chambers, P.O. Box 92, Mill Mall, Road Town, Tortola, British Virgin Islands (the "INVESTOR").

The Company and the Investor are collectively referred to in this Agreement as the "PARTIES."

WHEREAS:

     A. The Company currently does not have sufficient current assets to meet its working capital requirements and has on-going commitments and obligations to its employees, suppliers, security holders, debt holders and other third parties; and the Company is currently in the process of evaluating a restructuring of its business and finances in order to continue as a going concern, including a possible merger or acquisition transaction (the "RESTRUCTURING");

     B. The Investor is a shareholder of the Company and the Company has certain obligations to the Investor under the terms of those certain Convertible Note and Warrant Purchase Agreements dated on or about June 21, 2005 and July 29, 2005 and Convertible Notes issued thereunder in the aggregate amount of US$397,566.29 and US$60,000.00 (the "CONVERTIBLE NOTES"); a Registration Rights Agreement dated as of June 21, 2005; Security Agreement dated as of June 21, 2005, as amended July 29, 2005 and various Warrant Certificates and other documents entered into in connection with the Investor's investments in the Company (the "INVESTOR'S RIGHTS");

     C. The Company desires to issue and sell and the Investor desires to purchase (i) a convertible promissory note in substantially the form attached to this Agreement as Exhibit A (the "NOTE"), which shall be
                                        ---------
          convertible on the terms stated therein into equity securities of the
          Company, and (ii) a warrant to purchase equity securities of the Company on the terms stated therein in substantially the form attached to this Agreement as Exhibit B (the "WARRANT"). The Note, the Warrant
                               ---------
          and the equity securities issuable upon conversion or exercise thereof are collectively referred to herein as the "SECURITIES";

     D. The Company is indebted to the Investor under the terms of the Convertible Note and desires to grant the Investor a security interest in accounts receivable, inventory and proceeds from any financing transactions (the "SECURITY INTEREST") to secure payment of the Note and the Convertible Note; and

     E. The Investor (i) satisfies the criteria for "ACCREDITED INVESTORS" as defined under Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "SECURITIES ACT"), (ii) is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the Securities Act and (iii) is outside the United States at the time of execution and delivery of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements herein contained, the receipt of which is acknowledged, the Parties covenant and agree with each other as follows:

1.   PURCHASE AND SALE OF NOTE AND WARRANT; AND GRANT OF SECURITY INTEREST
     -------------------------------------

1.1 SALE AND ISSUANCE OF NOTE AND WARRANT. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to the Purchaser a
     Note in the principal amount of Sixty Thousand Dollars (US$60,000), and a Warrant to purchase equity securities of the Company at an aggregate exercise price as set forth in the Warrant. The total purchase price of the Note and the Warrant together shall be Sixty Thousand Dollars (US$60,000).

1.2  GRANT OF SECURITY INTEREST. The Company will execute and deliver to
     --------------------------
     Investor a security agreement, in the form attached hereto as Exhibit C,
                                                                   ---------
     securing payment of its indebtedness, liabilities and obligations under the Note and the Convertible Note, and granting to Investor a security interest in all of the Company's accounts receivable, inventory and proceeds from any financing transactions (the "SECURITY AGREEMENT").

2.   CLOSING, CLOSING CONDITIONS AND DELIVERIES

2.1  CLOSING. There shall be no physical closings of the transactions
     -------
     contemplated by this Agreement. The purchase and sale of the Note and Warrant shall take place at the offices of Dorsey & Whitney LLP, legal counsel to the Investor, at 1420 Fifth Avenue, Suite 3400, Seattle, Washington 98101 at 10:00 a.m. on the effective date, or at such other time and place as the Company and the Investor mutually agree upon, orally or in writing (which time and place are designated as the "CLOSING"). At the Closing, the Company shall deliver to the Investor the Note and Warrant against payment of the purchase price therefor by check or by wire transfer to the Company's bank account. The Parties may arrange for executed copies to be held in escrow prior to such exchange, so as to facilitate the exchange without the need for the presence of one or more of the Parties.

2.2 The Closing of the transaction contemplated by this Agreement is subject to the fulfillment of the following conditions (the "CLOSING CONDITIONS") which are for the benefit of the Investor:

     (a) all relevant documentation and approvals as may be required by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules and guidelines of any stock exchange on which the Company's common shares are listed, shall have been obtained and, where applicable, executed by or on behalf of the Investor;

     (b) the Company's board of directors shall have authorized and approved the execution and delivery of this Agreement, the issuance and delivery of the Note, the reservation and issuance of securities acquirable upon exercise or conversion of the Note (the "NOTE SECURITIES"), the allotment and issuance of the Warrant, and the reservation and issuance of the Company's common shares acquirable upon exercise of the Warrant (the "WARRANT SHARES");

     (c) the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the Closing;

     (d) no action or proceeding at law or in equity shall be pending or threatened by any person, including any government, governmental authority, regulatory body or agency to enjoin, restrict or prohibit the purchase and issuance of the Securities or the transactions contemplated hereby; and

     (e) the Company shall have delivered a copy of resolutions of the Board of Directors of the Company certified by the secretary of the Company authorizing and approving the execution, delivery and performance of this Agreement and the transactions contemplated herein.

2.3 The Closing Conditions may be waived in writing in whole or in part by the Investor before the Closing upon such terms as it may consider appropriate in its sole discretion.

3.   INVESTOR'S REPRESENTATIONS AND WARRANTIES

3.1  The Investor makes the following representations and warranties to the
     Company:

     (a) The Investor represents that it is an "ACCREDITED INVESTOR" as such term is defined under Rule 501(a) of Regulation D of the Securities Act;

     (b) The Investor represents it is not a "U.S. person" as defined in Regulation S under the Securities Act; and

     (c) The Investor represents that it was not offered the Note or the Warrant in the United States, did not receive any materials relating to this Agreement or the transactions contemplated herein in the United States, and did not execute this Agreement or any other materials relating to this Agreement in the United States.

3.2 The Investor has the power and authority to sign and comply with the terms of this Agreement and the person signing this Agreement on its behalf has the necessary power to do so; the Investor's principal place of business and principal office are located within the jurisdiction set forth in the address provided by the Investor below.

4.   COMPANY'S REPRESENTATIONS, WARRANTIES, AND COVENANTS

4.1 In order to induce the Investor to purchase the Note and Warrant, the Company hereby represents and warrants to the Investor, except as disclosed in the attached Company Disclosure Schedule, that:

     (a)  Organization, Standing, etc. The Company is a corporation duly
          ---------------------------
          organized, validly existing and in good standing under the laws of the state of Nevada, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company has the requisite corporate power and authority to issue the Note and Warrant and to otherwise perform its obligations under this Agreement.

     (b)  Governing Instruments. The Company has filed in its reports filed with
          ---------------------
          the United States Securities and Exchange Commission (the "SEC REPORTS") true, accurate and correct copies of the articles of incorporation and bylaws of the Company and such articles of incorporation and bylaws are the duly and legally adopted articles of incorporation and bylaws of the Company in effect as of the date of this Agreement.

     (c)  Subsidiaries, etc. Except as otherwise described in its SEC Reports,
          -----------------
          the Company does not have any direct or indirect ownership interest in any corporation, partnership, joint venture, association or other business enterprise. If any entity is described in the Company's SEC Reports and the Company owns a controlling interest in such entity, each of the representations and warranties set forth in this article
          4.1 are being hereby restated with respect to such entity (modified as appropriate to the nature of such entity).

     (d)  Qualification. The Company is duly qualified, licensed or domesticated
          -------------
          as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or the properties owned or leased by it makes such qualification, licensing or domestication necessary and in which failure to so qualify or be licensed or domesticated would have a material adverse impact upon its business.

     (e)  Financial Statements. The Company's most recent financial statements
          --------------------
          contained in the Company's SEC Reports (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the balance sheets dates and the results of its operations for the periods therein specified, and (iii) have, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Without limiting the generality of the foregoing, the balance sheets or notes thereto disclose all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) as of the date of the Company's most recent financial statements contained in the Company's SEC Reports, which, individually or in the aggregate, are material and which in accordance with generally accepted accounting principles would be required to be disclosed in such balance sheets, and includes appropriate reserves for all taxes and other liabilities accrued as of such dates but not yet payable.

     (f)  Tax Returns and Audits. All required federal, state and local tax
          ----------------------
          returns or appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or provision for the payment thereof has been made. The Company is not delinquent in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax. None of the Company's tax returns have been audited by governmental authorities in a manner to bring such audits to the Company's attention. The Company does not have any tax liabilities except those incurred in the ordinary course of business since January 1, 2003.

     (g)  Changes, Dividends, etc. Except for the transactions contemplated by
          -----------------------
          this Agreement, since the date of the Company's most recent financial statements contained in the Company's SEC Reports, the Company has not: (i) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (v) sold, transferred or leased any of its assets except in the ordinary course of business; (vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of the Company; (vii) entered into any transaction other than in the ordinary course of business; (viii) encountered any labor difficulties or labor union organizing activities; (ix) issued or sold any shares of capital stock or other securities or granted any options, warrants, or other purchase rights with respect thereto other than pursuant to this Agreement; (x) made any acquisition or disposition of any material assets or become involved in any other material transaction, other than for fair value in the ordinary course of business; (xi) increased the compensation payable, or to become payable, to any of its directors or employees, or made any bonus payment or similar arrangement with any of its directors or employees or increased the scope or nature of any fringe benefits provided for its directors or employees; or (xii) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the financial condition, operations, results of operations or business of the Company since the date of the Company's most recent financial statements contained in the Company's SEC Reports or most recent draft delivered to the Investor.

     (h)  Title to Properties and Encumbrances. The Company has good and
          ------------------------------------
          marketable title to all of its properties and assets, including without limitation the properties and assets reflected on Company's most recent financial statements contained in the Company's SEC Reports and the properties and assets used in the conduct of its business, except for property disposed of in the ordinary course of business since the date of the Company's most recent financial statements contained in the Company's SEC Reports, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described on the Company Disclosure Schedule or the notes to the financial statements attached to the Company's latest SEC Reports, (b) liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, or (c) those which do not materially affect the value of or interfere with the use made of such properties and assets.

     (i)  Conditions of Properties. The plant, offices and equipment of the
          ------------------------
          Company have been kept in good condition and repair in the ordinary course of business.

     (j)  Litigation; Governmental Proceedings. There are no legal actions,
          ------------------------------------
          suits, arbitrations or other legal, administrative or governmental proceedings existing or, to the knowledge of the Company, threatened, against the Company, or its properties or business, and the Company is not aware of any pending investigations or facts which are likely to result in or form the basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. The Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

     (k)  Compliance With Applicable Laws and Other Instruments. To the best of
          -----------------------------------------------------
          the Company's knowledge, the business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the articles of incorporation or bylaws of the Company. The Company is not in violation of its articles of incorporation or bylaws nor in material violation of, or in material default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect. The Company is not subject to any restriction which would prohibit it from entering into or performing its obligations under this Agreement.

     (l)  Note and Warrant. The Note is a legal, valid and binding obligation of
          ----------------
          Company, enforceable in accordance with its terms. The Warrant, when issued pursuant to the terms of this Agreement, will be a binding obligation of the Company in accordance with its terms. The Note Securities and the Warrant Shares have been reserved for issuance and when issued upon exercise or conversion of the Note or exercise of the Warrant will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions.

     (m)  Securities Laws. Based in part upon the representations of the
          ---------------
          Investor in Section 3, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Note or Warrant, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales, except applicable notices of exemption, such as a Form D.

     (n)  Patents and Other Intangible Rights. To the best of the Company's
          -----------------------------------
          knowledge, the Company (a) owns or has the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, (b) is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to develop operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens, or claims of others, and (d) is not using any confidential information or trade secrets of others.

     (o)  Capital Stock. The authorized capital stock of the Company consists of
          -------------
          100,000,000 common shares, US$0.001 par value, and 5,000,0000 shares of preferred stock, US$0.001 par value, of which no shares are issued and outstanding. All of the outstanding shares of the Company were duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance of the Note or the Warrant constitutes an event, under any anti-dilution provisions of any securities issued or issuable by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any security of the Company is entitled to any pre-emptive or similar rights to purchase any securities of the Company from the Company; provided, however, that nothing in this section 4.1(o) shall affect, alter or diminish any right granted to the Investor in this Agreement or any previous right granted to the Investor by the Company.

     (p)  Securities Act Compliance. All securities issued by the Company after
          -------------------------
          May 8, 2003, have been issued in full compliance with an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and from the registration and qualification requirements of all applicable state securities laws.

     (q)  Outstanding Debt. The Company does not have any material indebtedness
          ----------------
          incurred as the result of a direct borrowing of money, including, but not limited to, indebtedness with respect to trade accounts, except as set forth in the Company's most recent financial statements contained in the Company's SEC Reports or the notes thereto. The Company is not in default in the payment of the principal of or interest or premium on any such indebtedness, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such indebtedness which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

     (r)  Assets and Contracts. The Company has filed all material agreements
          --------------------
          required to be filed or submitted with its SEC Reports under the rules and regulations of the SEC. The Company has in all material respects substantially performed all obligations required to be performed by it to date and is not in default in any material respect under any of the contracts, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound. All instruments material to the Company's business or otherwise described in this section are in effect and enforceable according to their respective terms, and there is not under any of such instruments any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default thereunder. All parties having material contractual arrangements with the Company are in substantial compliance therewith and none are in material default in any respect thereunder.

     (s)  Corporate Acts and Proceedings. This Agreement has been duly
          ------------------------------
          authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and is a valid and binding agreement on the part of the Company that is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to the authorization, creation, reservation, issuance and delivery of the Note and Warrant and the common shares acquirable upon exercise of the Warrant or conversion of the Note has been taken by the Company, or will be taken by the Company on or prior to the Closing.

     (t)  Accounts Receivable. To the extent that they exceed the reserves for
          -------------------
          doubtful accounts set forth in the most recent financial statements contained in the Company's SEC Reports, the accounts receivable which are reflected in such financial statements and all accounts receivable of the Company which have arisen since the latest date of the balance sheet contained in such financial statements (except such accounts receivable as have been collected) are valid and enforceable claims, and the goods and services sold and delivered which gave rise to such accounts were sold and delivered in conformity with the applicable purchase orders, agreements and specifications. To the best of the Company's knowledge, such accounts receivable are subject to no valid defense or offsets except routine customer complaints or warranty demands of an immaterial nature. The reserve for doubtful accounts that is included in the most recent financial statements contained in the Company's SEC Reports is adequate.

     (u)  Inventories. The inventories of the Company which are reflected in the
          -----------
          most recent financial statements contained in the Company's SEC Reports and all inventory items which have been acquired since the latest date of the balance sheet contained in such financial statements consist of raw materials, supplies, work-in-process and finished goods of such quality and quantities as are currently usable or salable in the ordinary course of its business.

     (v)  Purchase Commitments and Outstanding Bids. No material purchase
          -----------------------------------------
          commitment of the Company is in excess of normal, ordinary and usual requirements of its business, or was made at any price in excess of the then current market price, or contains terms and conditions more onerous than those usual and customary in the industry. There is no outstanding material bid, sales proposal, contract or unfilled order of the Company which (a) will, or could if accepted, require the Company to supply goods or services at a cost to the Company in excess of the revenues to be received therefrom, or (b) quotes prices which do not include a mark-up over reasonably estimated costs consistent with past mark-ups on similar business or market conditions current at the time.

     (w)  Insurance Coverage. There are in full force policies of insurance
          ------------------
          issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources.

     (x)  No Brokers or Finders. No person, firm or corporation has or will
          ---------------------
          have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or the Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company will indemnify and hold the Investor harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

     (y)  Conflicts of Interest. No officer, director or shareholder of the
          ---------------------
          Company or any affiliate (as such term is defined in Rule 405 under the Securities Act) of any such person has any direct or indirect interest (a) in any entity which does business in excess of US$10,000 with the Company, (b) in any property, asset or right with a value in excess of US$10,000 which is used by the Company in the conduct of its business, or (c) in any contractual relationship with the Company other than as an employee, the proceeds of which will exceed US$10,000. For the purpose of this section 4.1(y), there shall be disregarded any interest which arises solely from the ownership of less than a 5% equity interest in a corporation whose stock is regularly traded on any national securities exchange or in the over-the-counter market.

     (z)  Licenses. The Company possesses from the appropriate agency,
          --------
          commission, board and government body and authority, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights which are (a) necessary for it to engage in the business currently conducted by it, and (b) if not possessed by the Company would have an adverse impact on the Company's business. The Company has no knowledge that would lead it to believe that it will not be able to obtain all licenses, permits, authorizations, approvals, franchises and rights that may be required for any business the Company proposes to conduct.

     (aa) Disclosure. The Company has not knowingly withheld from the Investor
          ----------
          any material facts known to the Company and relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished to the Investor pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

     (bb) Retirement Plans. The Company does not have any retirement plan in
          ----------------
          which any employee of the Company participates that is subject to any provisions of the Employee

          Retirement Income Security Act of 1974 and of the regulations adopted pursuant thereto ("ERISA").

     (cc) Environmental and Safety Laws. The Company has not received any notice
          -----------------------------
          that it is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of the Company's knowledge no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     (dd) Employees. To the best of the Company's knowledge, no officer of the
          ---------
          Company or employee of the Company (whose annual compensation is in excess of US$20,000) has any plans to terminate his or her employment with the Company. Except for the accrual of salaries disclosed in the Company Disclosure Schedule, the Company has complied in all material respects with all laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes, and the Company has not encountered any material labor difficulties. The Company does not have any worker's compensation liabilities.

     (ee) Absence of Restrictive Agreements. To the best of the Company's
          ---------------------------------
          knowledge, no employee of the Company is subject to any secrecy or non-competition agreement or any agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of the Company. To the best of the Company's knowledge, no employer or former employer of any employee of the Company has any claim of any kind whatsoever in respect of any of such rights.

4.2  CONDUCT OF BUSINESS. In order to induce the Investor to enter into this
     -------------------
     Agreement and to purchase the Note and Warrant, the Company hereby covenants and agrees that during the period from the execution and delivery of this Agreement and continuing until the later of July 5, 2005 or until the Note has been exercised, converted or paid in full, except as expressly agreed to in writing, the Company shall not do, cause or permit any of the following, without the prior written consent of Investor, which consent shall not be unreasonably withheld, conditioned or delayed:

     (a)  Material Contracts. Enter into any material contract or commitment, or
          ------------------
          violate, amend or otherwise modify or waive any of the terms of any of its material contracts in any case, other than in the ordinary course of business;

     (b)  Issuance of Securities. Except as contemplated in this Agreement or as
          ----------------------
          set forth on the Company Disclosure Schedule, issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, or options to acquire, or other agreements or commitments of any character obligating it to issue, any such shares or other convertible securities, other than the issuance of shares of its common stock pursuant to the exercise of stock options or other rights therefor outstanding as of the date of this Agreement;

     (c)  Intellectual Property. Convey, license, assign or otherwise transfer
          ---------------------
          to any person or entity any rights to its intellectual property rights or assets other than in the ordinary course of business;

     (d)  Exclusive Rights. Enter into or amend any agreements pursuant to which
          ----------------
          any other party is granted exclusive marketing or other exclusive rights of any type or scope with respect to any of its products or technology;

     (e)  Dispositions. Sell, lease, license or otherwise dispose of or encumber
          ------------
          any of its properties or assets which are material individually or in the aggregate, to it and its business, taken as a whole, except in the ordinary course of business;

     (f)  Indebtedness. Incur any indebtedness for borrowed money or guarantee
          ------------
          any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;

     (g)  Leases. Enter into any operating lease in excess of US$20,000;
          ------

     (h)  Payment of Obligations. Pay, discharge or satisfy in an amount in
          ----------------------
          excess of US$10,000 in any one case or US$50,000 in the aggregate, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the ordinary course of business, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Company's financial statements for the quarter ended March 31, 2005 or incurred in the ordinary course of business;

     (i)  Capital Expenditures. Make any capital expenditures, capital additions
          --------------------
          or capital improvements in excess of US$25,000, except in the ordinary course of business;

     (j)  Insurance. Materially reduce the amount of any material insurance
          ---------
          coverage provided by existing insurance policies;

     (k)  Termination or Waiver. Terminate or waive any right of substantial
          ---------------------
          value, other than in the ordinary course of business;

     (l)  Employee Benefit Plans; New Hires; Pay Increases. Adopt or amend any
          ------------------------------------------------
          employee benefit or stock purchase or option plan obligating the Company to issue more than 100,000 shares of common stock in aggregate, pay any special bonus or special remuneration exceeding US$5,000 individually or US$20,000 in the aggregate to any employee or director (except payments made pursuant to written agreements outstanding on the date of this Agreement), or increase the salaries or wage rates of its employees except in the ordinary course of business;

     (m)  Severance Arrangements. Grant any severance or termination pay (i) to
          ----------------------
          any director or officer or (ii) to any other employee except (A) payments made pursuant to written agreements outstanding on the date hereof or (B) grants which are made in the ordinary course of business in accordance with its standard past practice;

     (n)  Lawsuits. Commence a lawsuit other than (i) for the routine collection
          --------
          of bills or (ii) in such cases where it, in good faith, determines that failure to commence suit would result in the material impairment of a valuable aspect of its business;

     (o)  Acquisitions. Acquire or agree to acquire by merging or consolidating
          ------------
          with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material individually or in the aggregate, to its business, taken as a whole;

     (p)  Taxes. Other than in the ordinary course of business, make or change
          -----
          any material election in respect of taxes, adopt or change any accounting method in respect of taxes, settle any material claim or assessment in respect of taxes; or

     (q)  Revaluation. Revalue any of its assets, including without limitation
          -----------
          writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business or as required by US GAAP.

5.   GENERAL

5.1 Should the Company desire to sell any newly issued securities, the Company shall provide written notice to the Investor in the following manner (the "OFFER NOTICE"). The Offer Notice must specify all of the terms and conditions of the proposed sale, but may omit the identity of the proposed purchaser(s) (collectively, the "PROPOSED PURCHASER"). The Investor shall have the option, but not the obligation, within five (5) business days after receipt of the Offer Notice to purchase all of the securities specified in the Offer Notice ("OFFERED SECURITIES") at the price and on all the terms stated in the Offer Notice, including, without limitation, the closing date and manner of delivery of funds. If the Investor does not elect to purchase the Offered Securities within said five (5) business day period, then the Company shall be under no obligation to sell any of the Offered Stock to the Investor but may instead sell any portion of the Offered Stock to the Proposed Purchaser at the price and on the terms and conditions specified in Offer Notice, within ninety (90) days of delivery to the Investor of the Offer Notice. The Company may not, however, without giving a new notice of its intention to so do pursuant to this Section 5.1, sell any or all of the Offered Securities beyond said ninety (90) day period or at any other price or on any terms and conditions other than those specified in the Offer Notice.

5.2 The Company agrees to pay to, or at the direction of, the Investor an amount equal to the attorney's fees and other expenses incurred by Investor in connection with the Investor's due diligence investigation, document preparation and other expenses for the transactions contemplated by this Agreement.

5.3  For the purposes of this Agreement, time is of the essence.

5.4 The parties will sign and deliver all further documents and instruments and do all things that may, either before or after the signing of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

5.5  This Agreement may not be assigned by either party hereto.

5.6 All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail, if to the Investor at its address as shown below, or at such other address as such holder may specify by written notice to the Company, or if to the Company at the address set forth above, Attention: President; or at such other address as the Company may specify by written notice to the Investor; and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

5.7 All representations and warranties contained herein shall survive the execution and delivery of this Agreement. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to this Agreement or in connection with or in contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

5.8 This Agreement and the agreements contemplated herein contain the entire understanding of the parties with respect to the transactions contemplated in this Agreement and the terms of this Agreement expressly replace and supersede any prior oral or written communication, understanding or agreement among the parties and this Agreement may be amended only by agreement in writing executed by the parties.

5.9 Each Party acknowledges that it has been advised by the other to seek independent legal and financial (including tax) advice with respect to this Agreement and that it has not relied on the other party for any advice, whether legal or otherwise, with respect to this Agreement.

5.10 This Agreement shall be interpreted neutrally and no construction against the drafter shall be permitted.

5.11 It is the intention of the parties hereto that this Agreement and the performance hereunder shall be interpreted and construed in accordance with and pursuant to the laws of the State of California.

5.12 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all counterparts together will constitute one and the same instrument. A signed copy of this Agreement transmitted by facsimile will be treated and relied on for all purposes by any person as an originally signed copy.

5.13 In the event any legal action is instituted by any party to this Agreement for the purpose of enforcing or interpreting any provision of this Agreement or any other agreement arising under or relating to this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorneys' and expert witness fees and costs.

                            [Signature Pages Follow]

                         TO BE COMPLETED BY THE INVESTOR
                         -------------------------------

A. REGISTRATION INSTRUCTIONS The name and address of the person in whose name the Note and Warrant are to be registered is as follows:

               --------------------------------------------------
               Name

               --------------------------------------------------
               Address

               --------------------------------------------------
               City, State                                 Zip Code



B. DELIVERY INSTRUCTIONS. The name and address of the person to whom the Note and Warrant certificate referred to in paragraph A above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):


               --------------------------------------------------
               Name

               --------------------------------------------------
               Address

               --------------------------------------------------
               City, State                                 Zip Code

               Attn:
               --------------------------------------------------



The  Investor  has  signed  this  Agreement  as  of the ____ day of _____, 2005.



---------------------------------------
Signature  of  Investor



---------------------------------------
Title  (if  applicable)

ACCEPTANCE

Signed  and  Accepted  this  ____  day  of  ________,  2005.

RAPIDTRON,  INC.

By:



---------------------------------------
Authorized  Signatory

                           COMPANY DISCLOSURE SCHEDULE

                                    EXHIBIT A



                       FORM OF CONVERTIBLE PROMISSORY NOTE

                                    EXHIBIT B



                    FORM OF WARRANT TO PURCHASE COMMON STOCK

                                    EXHIBIT C



                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT D



                 FORM OF AGREEMENT REGARDING REGISTRATION RIGHTS